UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Visa Inc. (the “Company”) was held January 30, 2018, and the Company’s class A common stockholders voted on three proposals that are described in detail in the Company’s definitive proxy statement, dated December 7, 2017. Set forth below are the matters the stockholders voted on and the final voting results.
Proposal 1: Election of directors:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,357,532,931	99.8	1,661,498	0.1	802,492	184,255,733
Mary B. Cranston	1,356,901,930	99.8	2,354,868	0.2	740,123	184,255,733
Francisco Javier Fernandez-Carbajal	1,348,478,274	99.2	10,718,770	0.8	799,877	184,255,733
Gary A. Hoffman	1,352,402,311	99.4	6,791,131	0.5	803,479	184,255,733
Alfred F. Kelly, Jr.	1,357,259,960	99.8	1,927,909	0.1	809,052	184,255,733
John F. Lundgren	1,357,334,111	99.8	1,857,376	0.1	805,434	184,255,733
Robert W. Matschullat	1,352,658,299	99.5	4,927,309	0.4	2,411,313	184,255,733
Suzanne Nora Johnson	1,348,288,342	99.1	10,973,900	0.8	734,679	184,255,733
John A. C. Swainson	1,348,392,338	99.1	5,997,187	0.4	5,607,396	184,255,733
Maynard G. Webb, Jr.	1,350,756,342	99.3	8,418,771	0.6	821,808	184,255,733

Each of the ten nominees were elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Advisory vote to approve executive compensation.

Votes For:	1,300,604,755	95.6%
Votes Against:	38,620,818	4.4%
Abstentions:	20,771,348
Broker Non-Votes:	184,255,733

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Votes For:	1,530,831,958	99.1%
Votes Against:	11,678,796	0.9%
Abstentions:	1,741,900
Broker Non-Votes:	n/a

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: January 30, 2018	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Executive Vice President and General Counsel